UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2009

Compuware Corporation
(Exact Name of Registrant as Specified in its Charter)

Commission File Number: 000-20900

Michigan	38-2007430
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

One Campus Martius, Detroit, Michigan	48226-5099
(Address of Principal Executive Offices)	(Zip Code)

(Registrant’s telephone number, including area code): (313) 227-7300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240. 14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

          On May 14, 2009, Compuware Corporation (“Compuware”) issued a press release announcing financial results for its fourth quarter and fiscal year ended March 31, 2009 and certain other information. A copy of the press release is furnished with this Report as Exhibit 99.1.

          A transcript of the conference call held on May 14, 2009 is furnished with this Report as Exhibit 99.2.

Item 9.01. Financial Statements and Exhibits.

          (c) Exhibits.

99.1	Press Release, dated May 14, 2009.

99.2	Transcript of conference call held on May 14, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPUWARE CORPORATION
Date: May 18, 2009	By:	/s/ Laura L. Fournier

Laura L. Fournier
Senior Vice President
Chief Financial Officer

INDEX OF EXHIBITS

Exhibit No.	Description

99.1	Press Release, dated May 14, 2009.

99.2	Transcript of conference call held on May 14, 2009.